ADVANCED SERIES TRUST Amended Schedule “A”
Portfolio	Contractual Fee Rate
AST AQR Emerging Markets Equity Portfolio	0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% over $10 billion of average daily net assets
AST Prudential Flexible Multi-Strategy Portfolio	0.9825% of average daily net assets to $300 million;
0.9725% on next $200 million of average daily net assets;
0.9625% on next $250 million of average daily net assets;
0.9525% on next $2.5 billion of average daily net assets;
0.9425% on next $2.75 billion of average daily net assets;
0.9125% on next $4 billion of average daily net assets;
0.8925% over $10 billion of average daily net assets
AST Goldman Sachs Global Growth Allocation Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Goldman Sachs Strategic Income Portfolio	0.7125% of average daily net assets to $300 million;
0.7025% on next $200 million of average daily net assets;
0.6925% on next $250 million of average daily net assets;
0.6825% on next $2.5 billion of average daily net assets;
0.6725% on next $2.7 billion of average daily net assets;
0.6425% on next $4.0 billion of average daily net assets;
0.6225% over $10 billion of average daily net assets
AST Legg Mason Diversified Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST T. Rowe Price Diversified Real Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST FQ Absolute Return Currency Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Franklin Templeton K2 Global Absolute Return Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST BlackRock Multi-Asset Income Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Bond Portfolio 2026*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2027*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2028*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2029*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST QMA International Core Equity Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST AB Global Bond Portfolio	0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets
AST Columbia Adaptive Risk Allocation Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Emerging Managers Diversified Portfolio	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST Goldman Sachs Global Income Portfolio	0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST Managed Alternatives Portfolio	0.15% of average daily net assets
AST Morgan Stanley Multi-Asset Portfolio	1.04% of average daily net assets to $300 million;
1.03% on next $200 million of average daily net assets;
1.02% on next $250 million of average daily net assets;
1.01% on next $2.5 billion of average daily net assets;
1.00% on next $2.75 billion of average daily net assets;
0.97% on next $4 billion of average daily net assets;
0.95% over $10 billion of average daily net assets
AST Neuberger Berman Long/Short Portfolio	1.04% of average daily net assets to $300 million;
1.03% on next $200 million of average daily net assets;
1.02% on next $250 million of average daily net assets;
1.01% on next $2.5 billion of average daily net assets;
1.00% on next $2.75 billion of average daily net assets;
0.97% on next $4 billion of average daily net assets;
0.95% over $10 billion of average daily net assets
AST Wellington Management Global Bond Portfolio	0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets
AST Wellington Management Real Total Return Portfolio	1.04% of average daily net assets to $300 million;
1.03% on next $200 million of average daily net assets;
1.02% on next $250 million of average daily net assets;
1.01% on next $2.5 billion of average daily net assets;
1.00% on next $2.75 billion of average daily net assets;
0.97% on next $4 billion of average daily net assets;
0.95% over $10 billion of average daily net assets

*The assets for each of the AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028 and AST Bond Portfolio 2029 will be aggregated with each of the AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025 and AST Investment Grade Bond Portfolio for purposes of determining the fee rate applicable to each Portfolio.

Fee Schedule revised and restated as of April 15, 2014, as further revised as of December 1, 2014, July 13, 2015, December 21, 2015, December 15, 2016 and December 1, 2017.